Boston Common ESG Impact International Fund TICKER: BCAIX Summary Prospectus January 31, 2021
200 State Street, 7th Floor	Boston, MA 02109
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at http://www.bostoncommonfunds.com/internationalliterature.html. You may also obtain this information at no cost by calling (877) 777-6944 or by sending an email to compliance@bostoncommonasset.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Boston Common ESG Impact International Fund (the “International Fund”) seeks long-term capital appreciation.
Fees and Expenses of the International Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.00%

Example
This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover
The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the

International Fund’s performance. During the most recent fiscal year ended September 30, 2020, the International Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies
Boston Common Asset Management, LLC (“Boston Common” or the “Adviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of common stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) of companies we believe are high quality (lower debt/total capital, earnings stability and stable cash flow), sustainable and undervalued. We seek companies with sound governance and histories of responsible financial management that we believe are capable of consistent, visible profitability over a long time horizon. We look for indicators of quality in firms if they are experiencing superior growth and operating successfully in their respective economic sectors. We measure a firm’s growth by comparing its products or services or improving competitive conditions among its peers. We then determine whether any of the individual firms appear to be trading at discounts to their intrinsic value. Here our research-driven conviction is enhanced by our 360-degree perspective where we integrate financial and environmental, social, and governance (“ESG”) criteria into the stock selection process. We believe markets typically misvalue the risks and opportunities presented by ESG factors, both in terms of the timing and the magnitude of outcomes. We believe shareowner engagement plays a critically important role in raising the sustainability profile of our portfolios and empowers company management to be long-term in its focus.

Boston Common’s ESG research process integrates information from disparate sources to form a holistic understanding of corporate performance. We may incorporate information from one or more third party ESG research providers, news sources, non-governmental organizations, and company and industry contacts. We endeavor to integrate financial and sustainability factors into our investment process because we believe ESG research helps us identify companies that will be successful over the long-term. We evaluate companies on (E)nvironmental issues, looking for organizations that demonstrate a higher level of environmental responsibility than their peers and understand that natural resources are limited. We favor companies that conserve natural resources, reduce volume and toxicity of waste generated, and manage direct and indirect greenhouse gas emissions. We assess a company’s commitment to (S)ocial standards including human rights, animal welfare, workplace health and safety, and fair treatment of employees globally. We appraise companies’ adherence to best practices in (G)overnance, including policies favoring transparency and accountability to shareholders, and a commitment to diversity. As a result, we believe ESG research helps improve portfolio quality and financial return potential.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control. We may sell a security when its price reaches a set target if we believe that other investments are more attractive, or for other reasons we may determine.
We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels. These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process. Through this effort, we seek to encourage a company’s management toward greater transparency, accountability, disclosure and commitment to ESG issues.
The International Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of non‑U.S. companies that meet the Adviser’s ESG criteria. The International Fund may invest in preferred stocks as well as in securities that are convertible into common stocks. The International Fund may also invest in ADRs, EDRs, and GDRs. Up to 10% of the International Fund’s total assets may be invested in securities of companies located in emerging markets. The International Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater.
Principal Investment Risks
There is the risk that you could lose all or a portion of your investment in the International Fund. The following risks are considered principal to the International Fund and could affect the value of your investment in the Fund:

•ESG Policy Risk: The International Fund’s ESG policy could cause the International Fund to perform differently compared to similar funds that do not have such a policy. This ESG policy may result in the International Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The International Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.
•Foreign Securities and Emerging Markets Risk: Foreign securities are typically subject to increased risks as compared to U.S. securities, and include risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the United States or some foreign countries may be subject to trading restrictions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards as U.S. issuers, (4) greater volatility; and (5) currency fluctuations. These risks may be greater in emerging market countries.
•Risk of Focusing Investment on Region or Country: Investing a significant portion of assets in one country or region makes the International Fund more dependent upon the political and economic circumstances of that particular country or region.
◦Eurozone Investment Risk - The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union (EU) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. EMU members could voluntarily abandon or be forced out of the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets. Certain countries and regions in the EU are experiencing significant financial difficulties. Some of these countries may be dependent on assistance from other European governments and institutions or agencies. One or more countries could depart from the EU, which could weaken the EU and, by extension, its remaining members. For example, the United Kingdom’s departure, described in more detail below.
◦United Kingdom Investment Risk - Commonly known as “Brexit,” the United Kingdom’s exit from the EU may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact fund returns. Brexit may destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the International Fund, as there may be negative effects on the value of the International Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the International Fund to exit certain investments at an advantageous time or price.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•Depositary Receipt Risk: Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the International Fund.

•Large Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Management Risk: Boston Common may fail to implement the International Fund’s investment strategies or meet its investment objective.

•Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the International Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally, liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Performance
The following performance information provides some indication of the risks of investing in the International Fund. The bar chart below illustrates how the International Fund’s total returns have varied from year‑to‑year. The table below illustrates how the International Fund’s average annual total returns for the 1-year, 5-year, 10-year and since-inception periods compare with that of a broad-based securities index. This comparison is provided to offer a broader market perspective. The International Fund’s past performance, before and after taxes, is not necessarily an indication of how the International Fund will perform in the future and does not guarantee future results. Updated performance information is available on the International Fund’s website at www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-12.89%
13.98%
21.03%
-7.08%
-1.97%
-0.96%
26.39%
-13.45%
23.74%
18.55%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Highest Quarterly Return:	Q2, 2020	18.15%

Lowest Quarterly Return:	Q1, 2020	-19.34%

Average Annual Total Return as of December 31, 2020
	1 Year	5 Year	10 Year	Since Inception (12/29/2010)
International Fund
Return Before Taxes	18.55%	9.71%	5.69%	5.69%
Return After Taxes on Distributions	18.53%	9.53%	5.48%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares	11.27%	7.82%	4.64%	4.63%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	5.51%	5.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor’s situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

In certain cases, Return After Taxes on Distribution and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of International Fund shares or provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from these shown.
Investment Adviser
Boston Common Asset Management, LLC

Portfolio Managers
The International Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since

Matt Zalosh, CFA	CIO-International Strategies	Inception (2010)
Praveen Abichandani, CFA	Portfolio Manager	Inception (2010)
Geeta B. Aiyer, CFA	Chief ESG Strategist	Inception (2010)
Corné Biemans	Portfolio Manager	2013
Steven Heim	Director, ESG Research	Inception (2010)

Purchase and Sale of International Fund Shares
You may purchase, redeem, or exchange International Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary. The minimum initial investment in the International Fund is $10,000. You can make additional investments at any time with $1,000 or more.

Tax Information
The International Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the International Fund through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.